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                                                                     EXHIBIT 1.1




                                  $ O ,000,000

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

                         FORM OF UNDERWRITING AGREEMENT

                                 DEBT SECURITIES














_______________, 2000





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                                                           _______________, 2000

Chase Securities Inc.
Morgan Stanley & Co. Incorporated
c/o Chase Securities Inc.
270 Park Avenue
New York, New York 10017

Dear Sirs and Mesdames:

         From time to time, The Interpublic Group of Companies, Inc., a Delaware corporation (the "COMPANY"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "UNDERWRITING AGREEMENT"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

         The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the debt securities (the "Offered Securities") and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "PROSPECTUS SUPPLEMENT") specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The term "REGISTRATION STATEMENT" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "BASIC PROSPECTUS" means the prospectus included in the Registration Statement. The term "PROSPECTUS" means the Basic Prospectus together with the Prospectus Supplement. The term "PRELIMINARY PROSPECTUS" means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Registration Statement," "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "SUPPLEMENT," "AMENDMENT" and "AMEND" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").


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         The term "CONTRACT SECURITIES" means the Offered Securities to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "DELAYED DELIVERY CONTRACTS"). The term "UNDERWRITERS' SECURITIES" means the Offered Securities other than Contract Securities.


           1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each of the Underwriters that:

               (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

               (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act that is incorporated by reference in the Registration Statement and Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), of the Trustee.

               (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and


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         to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so incorporated or qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, except to the extent that the failure to be so authorized, issued and fully paid and non-assessable and so owned would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (e) This Agreement has been duly authorized, executed and delivered by the Company.

               (f) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether considered in an action at law or equity) and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (g) The Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether considered in an action at law or equity) and (ii) the


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         availability of equitable remedies may be limited by equitable principles of general applicability.

               (h) The Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether considered in an action at law or equity) and (B) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Offered Securities and the Delayed Delivery Contracts will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary (except for such contraventions that would not have a material adverse effect on the Company and its Subsidiaries taken as a whole), and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Offered Securities or the Delayed Delivery Contracts, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities or which has already been obtained, taken or made.

               (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).


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               (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

               (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

               (m) The Company is not, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         2. DELAYED DELIVERY CONTRACTS. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

         If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so


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advises the Company; PROVIDED, HOWEVER, that the total amount of Offered
Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

         3. TERMS OF PUBLIC OFFERING. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

         4. PAYMENT AND DELIVERY. Except as otherwise provided in this Section 4, payment for the Underwriters' Securities shall be made by wire transfer to an account designated by the Company at the time set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

         5. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters are subject to the following conditions:

               (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date:

                       (i) there shall not have occurred any downgrading, nor
               shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                       (ii) there shall not have occurred any change, or any
               development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the reasonable judgment of the Manager, is material and adverse and that makes it, in the reasonable judgment of the Manager, impracticable to market the


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               Offered Securities on the terms and in the manner contemplated in the Prospectus.

               (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

               The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

               (c) The Underwriters shall have received on the Closing Date an opinion of Paul, Weiss, Rifkind, Wharton & Garrison, outside counsel for the Company, dated the Closing Date, to the effect that:

                       (i) the Company has been duly incorporated, is validly
               existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in the State of New York;

                       (ii) the Underwriting Agreement has been duly authorized,
               executed and delivered by the Company;

                       (iii) the Indenture has been duly qualified under the
               Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in an action at law or in equity);

                       (iv) the Delayed Delivery Contracts have been duly
               authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as the enforceability thereof may be


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               subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in an action at law or in equity);

                       (v) the Offered Securities have been duly authorized and,
               when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms except as the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in an action at law or in equity);

                       (vi) the execution and delivery by the Company of, and
               the performance by the Company of its obligations under, this Agreement, the Indenture, the Offered Securities and the Delayed Delivery Contracts will not (A) result in a violation of the certificate of incorporation or by-laws of the Company, each as in effect on the date of such opinion, (B) breach or result in a default under any agreement or instrument listed as an exhibit to the Registration Statement or otherwise referred to in the Registration Statement to which the Company or any of its subsidiaries is a party or is bound or to which any of the properties or assets of the Company or any subsidiary is subject or (C) violate Applicable Law or any judgment, order or decree of any court or arbitrator known to such counsel, except where the breach or violation would not have a material adverse effect on the Company and its subsidiaries taken as a whole. For purposes fo such opinion, the term "Applicable Law" means the General Corporation Law of the State of Delaware and those laws, rules and regulations of the United States of America and the State of New York, in each case which in such counsel's experience are normally applicable to the transactions of the type contemplated by the Underwriting Agreement. No consent, approval, authorization or order of, or qualification with, any Governmental Authority, which has not been obtained, taken or


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               made, is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Offered Securities or the Delayed Delivery Contract, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities as to which such counsel need not express any opinion. For purposes of such opinion, the term "Governmental Authority" means any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Delaware or the United States of America.

                       (vii) the statements (A) in the Prospectus under the
               captions "Description of Debt Securities," and "Plan of Distribution," (to the extent such statements describe documents to which the Company is a party), and (B) in the Registration Statement under Item 15, in each case insofar as such statements constitute summaries of the United States federal or New York statutes, rules or regulations, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                       (viii) after due inquiry, such counsel does not know of
               any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described other than proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries taken as a whole;

                       (ix) the Company is not required to be registered as an
               "investment company" under the Investment Company Act of 1940, as amended;

                       (x) such counsel (A) is of the opinion that each
               document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein or omitted therefrom as to which such counsel need not express any opinion) appears on its face to be appropriately responsive in all material respects when so filed to the requirements of the Exchange Act and the applicable rules and regulations of the


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               Commission thereunder, (B) is of the opinion that the
               Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included or incorporated by reference in or omitted from either of them therein as to which such counsel need not express any opinion) appears on its face to be appropriately responsive in all material respects when so filed to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder;

                       (xi) (A) no facts have come to such counsel's attention
               to lead them to believe that (except for financial statements and schedules and other financial and statistical data included or incorporated by reference in or omitted from as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, when such part became effective, contained and, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) no facts have come to such counsel's attention to lead them to believe that (except for financial statements and schedules and other financial and statistical data included or incorporated by reference in or omitted from as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (d) The Underwriters shall have received on the Closing Date an opinion of Nicholas J. Camera, General Counsel to the Company, dated the Closing Date, to the effect that:

                       (i) the Company has been duly incorporated, is validly
               existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure


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               to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                       (ii) each significant subsidiary of the Company (as
               defined in Regulation S-X) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                       (iii) (A) in "Item 3 - Legal Proceedings" of the
               Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (B) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the United States federal or New York statutes, rules or regulations, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein; and

                       (iv) after due inquiry, such counsel does not know of any
               statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

               (e) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(c)(ii), 5(c)(iii), 5(c)(iv), 5(c)(v), and 5(c)(vii) (but only as to the statements in the Prospectus under "Description of Debt Securities" and "Description of Common Stock" and "Plan of Distribution") and clauses 5(c)(x)(B), 5(c)(xi)(A) and 5(c)(xi)(B) above.


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               With respect to Sections 5(c)(x) and 5(c)(xi) above, Paul, Weiss,
         Rifkind, Wharton & Garrison may state that they do not assume responsibility for the accuracy or completeness of the statements contained in the Registration Statement and Prospectus and their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to clauses 5(c)(x)(B), 5(c)(xi)(A) and 5(c)(xi)(B) above, Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

               The opinion of Paul, Weiss, Rifkind, Wharton & Garrison described in Section 5(c) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

               (f) The Underwriters shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Underwriters, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

         6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

               (a) To furnish to the Manager, without charge, ___ signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in Section 6(c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.


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               (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

               (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

               (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

               (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering the twelve month period ending __________, 2000 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

               (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or


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

         warrants to purchase debt securities of the Company substantially similar to the Offered Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

               (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the reasonable fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Offered Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the reasonable cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Offered Securities under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) the cost of printing certificates representing the Offered Securities, (vi) the costs and charges of any transfer agent, registrar or depositary,
         (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Offered Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this

         Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

         7. INDEMNITY AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein; PROVIDED, HOWEVER, that the Company will not be liable to any Underwriter, or to any person who controls such Underwriter within Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any preliminary prospectus to the extent that such loss, claim, damage, liability or expense resulted from the fact that such Underwriter sold Offered Securities to a person to whom such Underwriter failed to send or give, at or prior to the written confirmation of the sale of Offered Securities to such person, a copy of the Prospectus, as then amended and supplemented, if the Company had previously furnished copies thereof to the Underwriters and the loss, claim, damage, liability or expense of such Underwriter resulted from an untrue statement or omission or alleged untrue statement or omission of material fact contained in or omitted from the preliminary prospectus that was corrected in the Prospectus.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall be entitled to participate in such proceeding and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, without the consent of the indemnified party, be counsel to the indemnifying party in such action), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel at the indemnifying party's expense or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Offered Securities they have purchased hereunder, and not joint.

         (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (f) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

         8. TERMINATION. This Agreement shall be subject to termination by notice given by the Manager to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

         9. EFFECTIVENESS; DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters' Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Underwriters' Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the amount of Underwriters' Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such amount of Underwriters' Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities and the aggregate amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder, but the Company shall then be under no further obligation to any underwriter except as provided in Sections 6(g) and 7.

         10. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         12. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                             UNDERWRITING AGREEMENT


                                           ___________, 2000


The Interpublic Group of Companies, Inc.
136 Madison Avenue
New York, New York 10016

Dear Sirs and Mesdames:

         We (the "MANAGER") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "UNDERWRITERS"), and we understand that The Interpublic Group of Companies, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell $_____________ aggregate initial offering price of Debt Securities (the "DEBT SECURITIES"). The Debt Securities are referred to herein as the "OFFERED SECURITIES.") The Debt Securities will be issued pursuant to the provisions of an Indenture dated as of _______________, 2000 (the "INDENTURE") between the Company and The Bank of New York, as Trustee (the "TRUSTEE".

         Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Debt Securities set forth below opposite their names at a purchase price of ____% of the principal amount of Debt Securities:


                                                         PRINCIPAL AMOUNT OF
                  NAME                                     DEBT SECURITIES
------------------------------------------------------ -------------------------



[Insert syndicate list]
                                                       -------------------------

         Total.......................................

         The Underwriters will pay for the Offered Securities upon delivery thereof at ____________ at _____ a.m. (New York City time) on __________, 200__, or at such other time, not later than 5:00 p.m. (New York City time) on ________, 200__ as shall be designated by the Manager. The time and closing of such payment and delivery are hereinafter referred to as the Closing Date.

         The Offered Securities shall have the terms set forth in the Prospectus dated ____________, 2000 and the Prospectus Supplement dated ________, 200__, including the following:

Terms of Debt Securities


Maturity Date:                                       _____________ ___, _____
Interest Rate:                                       _____________ ___, _____
Redemption Provisions:                               _____________ ___, _____
Interest Payment Dates:                              ______________ ___ and
                                                     commencing ______________
                                                     ____, _____

All provisions contained in the document entitled The Interpublic Group of Companies, Inc. Underwriting Agreement Standard Provisions (Debt Securities) dated _______, 2000, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement, and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                Very truly yours,




                                Acting severally on behalf of themselves and the
                                     several Underwriters named herein





                                By: ____________________________________________
                                    Name:
                                    Title:

Accepted:

THE INTERPUBLIC GROUP OF COMPANIES, INC.



By: _________________________________________
    Name:
    Title:

                                                                      SCHEDULE I


                            DELAYED DELIVERY CONTRACT


                                        ________, 2000


Dear Sirs and Mesdames:

         The undersigned hereby agrees to purchase from The Interpublic Group of Companies, Inc., a Delaware corporation (the "COMPANY"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the "SECURITIES"), offered by the Company's Prospectus dated __________________, 2000 and Prospectus Supplement dated ________________, 2000, receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

         The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "DELIVERY DATE."

         Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of ______________________________, New York, N.Y., at 10:00 a.m. (New York City
time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "UNDERWRITERS") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned as its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

         Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

         This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                        Very truly yours,

                                        ________________________________________
                                             (Purchaser)

                                        By: ____________________________________

                                            ____________________________________
                                            (Title)
                                            ____________________________________

                                            ____________________________________
                                            (Address)

Accepted:

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: ______________________________
    Name:
    Title:

                 PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

         The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)



                             TELEPHONE-NO.
         NAME             (INCLUDING AREA CODE)          DEPARTMENT
-----------------------   ----------------------   -----------------------

-----------------------   ----------------------   -----------------------

                                                                      SCHEDULE A


SECURITIES:








PRINCIPAL AMOUNTS OR NUMBERS TO BE PURCHASED:








PURCHASE PRICE:








DELIVERY:

                           CROSS-REFERENCE TARGET LIST


 NOTE: DUE TO THE NUMBER OF TARGETS SOME TARGET NAMES MAY NOT APPEAR IN THE TARGET PULL-DOWN LIST.
 (This list is for the use of the wordprocessor only, is not a part of this document and may be discarded.)

ARTICLE/SECTION                                    TARGET NAME

1.....................................................rep.war
1(a).............................................reg/stmt.eff
1(b)........................................doc.file.exch.act
1(c)..................................................co.inco
1(d)..............................................sub.co.inc.
1(e)..............................................terms.autho
1(f)...............................................inden.qual
1(g)........................................debt war agt auth
1(h)......................................dela deliv con auth
1(i).........................................offered sec auth
1(j)....................................not contra applic law
1(k)......................................no mat adverse chge
1(l)..........................................no.gov.pro.pend
1(m).......................................pre prosp complies
1(n).........................................co.not.invest.co
1(o)...............................................co and sub
1(p)....................................ordinary crs business
1(q).........................................florida statutes

2........................................delayed del contract

3............................................public off terms

4........................................payment and delivery

5...........................................underwrtrs obliga
5(a)......................................subsequent to execu
5(a)(i)........................................no downgrading
5(a)(ii)............................................no change
5(b)..........................................unders received
5(c)..........................................outside counsel
5(c)(i)......................................co good standing
5(c)(ii).................................subsid good standing
5(c)(iii)........................................co auth agts
5(c)(iv)....................................co auth indenture
5(c)(v)................................auth debt war contract
5(c)(vi)..............................auth delay deli contrct
5(c)(vii).............................auth offered securities
5(c)(viii)...................................execu deliv info
5(c)(ix)...........................................statements
5(c)(x)...........................................due inquiry
5(c)(xi)................................co not invest company
5(c)(xii)....................................counsel ascribed
5(c)(xiii)............................................company
5(c)(xiv)........................................such counsel
5(c)(xiv)(A)................................docouments comply
5(c)(xiv)(B)....................................believes that
5(c)(xiv)(C)...................................comply to form
5(c)(xiv)(D)..............................no untrue statement

5(d)..............................................dpw opinion
5(e)..............................................cpa opinion

6...........................................company covenants
6(a)...........................................co furnish mgr
6(b).............................................before amend
6(c)....................................after public offering
6(d)......................................endeavor to qualify
6(e)...........................................make available
6(f).........................................period beginning
6(g).........................................pay all expenses

7..........................................covenants of under
7(a).........................................under represents
7(a)(i)...............................................d rules
7(a)(ii)....................................restricted period
7(a)(iii).........................................u.s. person
7(a)(iv)..................................affiliate transfers
7(a)(v)....................................benefit of company
7(a)(vi).................................observe restrictions
7(b)(i)......................................extent permitted
7(b)(ii)..................................reasonably designed
7(b)(iii).................................u.s.person acq debt
7(b)(iv)...............................transfers to affiliate
7(b)(v)..................................obtain benefit of co
7(b)(vi)...................................comply and observe

8...........................................indem and contrib
8(a)............................................company indem
8(b).......................................under agrees indem
8(c)..........................................promptly notify
8(d).......................................unavailable inemni
8(d)(i)............................................proportion
8(e)........................................just or equitable
8(f).....................................indem contrib provis

9.................................................termination
9(a).............................................afater execu
9(a)(i)......................................trading gnerally
9(a)(ii)...................................trading securities
9(a)(iii)..........................................moratorium
9(a)(iv).............................................outbreak

10..........................................defaulting unders

11...............................................counterparts

12.............................................applicable law

13...................................................headings